DEPOSIT TRUST AGREEMENT relating to AMALGAMATED COLLATERAL TRUST, dated as of May 14, 1997, among ASC HOLDINGS, INC., a Utah corporation (the "DEPOSITOR"), as a Certificateholder (as hereinafter defined) and as the Company Trustee (as hereinafter defined), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (in its individual capacity, "WILMINGTON"), as Resident Trustee (as hereinafter defined).{PRIVATE }


                         R E C I T A L S

               The Depositor is the record and beneficial owner of the limited liability company membership interest (the "AGM INTEREST") issued by Amalgamated Sugar Company LLC, a Delaware limited liability company ("LLC"), identified as the 94.7% Membership Interest in the Company Agreement of LLC dated as of January 3, 1997 (as amended to the date hereof and as it may be amended, supplemented, restated or otherwise modified from time to time, the "COMPANY AGREEMENT"). Pursuant to an amendment to the Company Agreement dated the date hereof (the "FIRST AMENDMENT TO COMPANY AGREEMENT"), the Trust will be admitted as a substitute member of LLC upon the transfer of the AGM Interest by the Depositor to the Trust pursuant to this Agreement.

               The Depositor is a wholly owned indirect subsidiary of Valhi, Inc. ("VALHI"), a Delaware corporation.

               Valhi has issued to Snake River Sugar Company (the "SECURED PARTY"), an Oregon cooperative, a Limited Recourse Promissory Note dated
January 3, 1997 in aggregate principal amount of $212,500,000 (the "Limited Recourse Note") and a Subordinated Promissory Note (the "Subordinated Note") dated January 3, 1997 in aggregate principal amount of $37,500,000 (collectively, as they may be amended, supplemented, restated or otherwise modified from time to time, the "SNAKE RIVER LOAN NOTES").
               Each of the Secured Party, Valhi and the Depositor desire that the AGM Interest be transferred and to held by the Trust, independent and apart from the assets of the Depositor and that (i) the Trust guarantee payment of the Limited Recourse Note and (ii) the obligations of the Trust under such guarantee and Valhi's obligations under the Subordinated Note be secured by the AGM Interest and in furtherance thereof desire that the Depositor (i) enter into this Agreement and establish the Trust (as hereinafter defined) as provided herein and (ii) cause the Trust to execute and deliver the Guaranty, dated the date of this Agreement (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SPT GUARANTY") and the Pledge Agreement, dated as of the date of this Agreement, by and between the Secured Party and the Trust (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SPT PLEDGE AGREEMENT").

               The Secured Party intends to issue its 10.80% Senior Notes due 2009 (the "SENIOR NOTES") pursuant to certain Note Purchase Agreements dated as of the date of this Agreement (as they may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS").

               Pursuant to that certain Pledge Agreement, dated as of the date of this Agreement between the Secured Party and the Collateral Agent (as defined below) (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "SNAKE PLEDGE AGREEMENT"), the Secured Party has assigned to the Collateral Agent, for the benefit of the holders of the Senior Notes, as collateral security for its obligations under the Note Purchase Agreements and the Senior Notes, among other things, all of its rights, title and interest in, to and under (i) the Snake River Loan Notes and (ii) the SPT Guaranty and all collateral granted to the Secured Party in connection with the SPT Guaranty and the Snake River Loan Notes, including, without limitation, the AGM Interest pledged to the Secured Party pursuant to the SPT Pledge Agreement.
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:


                                 {PRIVATE }
                      DEFINITIONS{TC  \L 1 "
                          DEFINITIONS"}

          {PRIVATE }     DEFINITIONS{TC  \L 2 "   DEFINITIONS"}.  Capitalized

terms set forth below shall have the following meanings when used in this
Agreement:

          "ACTUAL KNOWLEDGE" means the actual knowledge of any Authorized Officer in the Corporate Trust Office of the Resident Trustee who is responsible for administering the Resident Trustee's compliance with this Agreement or the actual knowledge of any officer of the Company Trustee.

          "AFFILIATE" of any Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. "Control", including with correlative meanings the terms "controlling", "controlled by" and "under common control with" means the possession, directly or indirectly, of the power to direct the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

          "AGM INTEREST" has the meaning assigned to that term in the Recitals to this Agreement.

          "AGREEMENT" means this Deposit Trust Agreement, as amended, supplemented or otherwise modified from time to time.

          "AUTHORIZED OFFICER" means, with respect to any Person, the chairman, president or any vice president of such Person and in addition, in the case of the Resident Trustee, means a secretary, assistant secretary or financial services officer of the Resident Trustee.

          "BUSINESS DAY" means a day on which the Trustee and banks located in New York, New York, Chicago, Illinois and Ogden, Utah are open for the purpose of conducting commercial business.

          "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as the same may be amended from time to time.

          "CERTIFICATE OF BENEFICIAL INTEREST" means any certificate representing a beneficial ownership interest in the Trust in substantially the form attached hereto as Exhibit A.


          "CERTIFICATEHOLDER" means any holder of record of a Certificate of Beneficial Interest. The Depositor shall be the sole initial Certificateholder.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COLLATERAL AGENT" means the Collateral Agent under that certain Collateral Agency Agreement, dated as of the date of this Agreement by and among the purchasers party to the Note Purchase Agreements, the Secured Party and First Security Bank, National Association, as collateral agent.

          "COMPANY AGREEMENT" has the meaning assigned to that term in the Recitals to this Agreement.

          "COMPANY TRUSTEE" means ASC Holdings, Inc. as the initial Company Trustee, and its successor as Company Trustee hereunder.

          "CORPORATE TRUST OFFICE" means the office of the Resident Trustee or the Company Trustee, as applicable as set forth in Section 8.4.
          "DEPOSITOR" has the meaning stated in the introductory paragraph of this Agreement.

          "DISTRIBUTION DATE" means, as to funds paid to a Trustee by wire transfer, the Business Day on which the Trust receives such funds and, as to funds paid to a Trustee by a method other than by wire transfer, the first Business Day following the day on which a Trustee has Actual Knowledge of its receipt of such funds.

          "FISCAL YEAR" means the fiscal year of LLC.

          "INDEMNIFICATION PLEDGE AGREEMENT" means the pledge agreement of the Trust in favor of the Secured Party and LLC, and as of the date of this Agreement.

          "LIEN" means any mortgage, pledge, security interest, encumbrance, set-off, bankers' lien or similar arrangement, charge or other lien of any kind, any agreement to give the same, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement under the
Uniform Commercial Code of any jurisdiction.

          "LLC" has the meaning assigned to that term in the Recitals to this Agreement.

          "NOTE PURCHASE AGREEMENTS" has the meaning assigned to that term in the Recitals to this Agreement.

          "PERCENTAGE INTEREST" means the beneficial ownership interest, expressed as a percentage, of a Certificateholder in this Trust. The initial Percentage Interest of the Depositor shall be 100%.
          "PERSON" means any individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or government or agency or political subdivision thereof.

          "RESIDENT TRUSTEE" means a Person satisfying the requirements of
Section 3807(a) of the Business Trust Statute, and shall initially be Wilmington Trust Company, a Delaware banking corporation acting not in its individual capacity but solely as trustee hereunder, and any Person that shall have become its successor pursuant to Section 7.4 hereof.

          "SECURED PARTY" has the meaning assigned to that term in the Recitals to this Agreement.

          "SNAKE LOAN DEFAULT" means any default under the Snake River Loan Notes permitting or resulting in acceleration of the Snake River Loan Notes.

          "SNAKE LOAN DEFAULT NOTICE" means a written notice delivered to the Resident Trustee in accordance with Section 8.4 hereof from Secured Party or the Collateral Agent, stating that a Snake Loan Default has occurred.

          "SENIOR NOTE PAYOFF NOTICE" means a notice given by the Collateral Agent to the Resident Trustee stating that all obligations in respect to the Senior Notes and the Note Purchase Agreements have been paid in full.

          "SENIOR NOTES" has the meaning assigned to that term in the Recitals to this Agreement.

          "SNAKE PLEDGE AGREEMENT" has the meaning assigned to that term in the Recitals to this Agreement.

          "SNAKE RIVER LOAN NOTES" has the meaning assigned to that term in the Recitals to this Agreement.
          "SPT PLEDGE AGREEMENT" has the meaning assigned to that term in the Recitals to this Agreement.

          "TRUST" means the trust existing pursuant to this Agreement, designated as Amalgamated Collateral Trust.

          "TRUSTEE" means each of the Resident Trustee and the Company Trustee, acting as trustee of the Trust pursuant to this Agreement.

          "TRUST PROPERTY" has the meaning assigned to that term in Section 2.2 hereof.

          "VALHI" has the meaning assigned to that term in the Recitals to this Agreement.

          "VALHI ENTITY PLEDGE AGREEMENT" means the Amended and Restated Pledge Agreement, dated the date of this Agreement executed by the Depositor, as it may be amended, supplemented, restated or otherwise modified from time to time.

          "VOTING RIGHTS AGREEMENT" means the Voting Rights and Forbearance Agreement, dated as of the date of this Agreement, by and among the Trust, the Depositor and the Collateral Agent, as it may be amended, supplemented, restated or otherwise modified from time to time.

          "VOTING RIGHTS NOTICE" means a written notice delivered to the Resident Trustee in accordance with Section 8.4 hereof from the Collateral Agent stating that the Depositor does not have the right to exercise Control Action, as defined in the Voting Rights Agreement.
                                 {PRIVATE }
        DECLARATION OF BUSINESS TRUST; ISSUANCE{TC  \L 1 "
            DECLARATION OF BUSINESS TRUST; ISSUANCE"}
            AND TRANSFER OF CERTIFICATES OF BENEFICIAL
             INTEREST; DUTIES OF TRUSTEES; NO FILING

          {PRIVATE }     DECLARATION OF BUSINESS TRUST{TC  \L 2 "

     DECLARATION OF BUSINESS TRUST"}.


               Wilmington and the Depositor, and each of them, are hereby appointed to hold, and each accepts such appointment and agrees to hold, the Trust Property as Trustee in trust upon the terms and conditions and for the use and benefit of the Certificateholders as herein set forth. Wilmington is hereby designated the Resident Trustee of the Trust.

          It is the intention of the parties hereto that the trust created by this Agreement constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. This declaration of business trust is intended for federal income tax purposes to be characterized as a partnership among the Certificateholders (if more than one Certificateholder exists) and, at any time that there is only one Certificateholder, as merely an agent of such holder and not as a separate entity for federal income tax purposes. It is not intended to create an association taxable as a corporation. The provisions hereof shall be interpreted accordingly and no party hereto shall take a contrary position for federal income tax purposes. Effective as of the date hereof, the Trustees shall have all the rights, powers and duties set forth herein and (except as otherwise provided herein) in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

               The principal objects and purposes for which the Trust is created and established are (i) owning, managing, holding, encumbering and otherwise dealing with the Trust Property, (ii) issuing and selling the Certificates of Beneficial Interest and executing, delivering and performing this Agreement and the Voting Rights Agreement, (iii) executing and delivering the SPT Guaranty, SPT Pledge Agreement and the Indemnification Pledge Agreement and the First Amendment to Company Agreement and performing its obligations thereunder and under the Company Agreement, and (iv) engaging in any activities necessary, convenient or incidental to the foregoing.

          {PRIVATE }     TRANSFER OF TRUST PROPERTY TO THE TRUST{TC  \L 2 "

     TRANSFER OF TRUST PROPERTY TO THE TRUST"}.


               The Depositor hereby grants, assigns, transfers, and sets over to the Trust all of the Depositor's right, title and interest in, to and under the following (the "TRUST PROPERTY"): (i) the AGM Interest and the Company Agreement, (ii) any certificates representing the AGM Interest and any interest of the Depositor in the entries on the books of any financial intermediary pertaining to the AGM Interest, and all distributions, dividends, cash, warrants, rights, instruments, voting rights and other rights, property or proceeds from time to time existing, received, receivable or otherwise distributed in respect of or in exchange for any or all of the AGM Interest and/or the Company Agreement, (iii) all additional equity interests, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire any equity interests, in any issuer of the AGM Interest from time to time acquired by the Depositor in any manner (which interests shall be deemed to be part of the Trust Property), any certificates or other instruments representing such additional equity interests, securities, warrants, options or other rights and any interest of Depositor in the entries on the books of any financial intermediary pertaining to such additional equity interests, and all dividends, cash, warrants, rights, instruments, voting rights and other rights, property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional equity interests, securities, warrants, options or other rights, and
(iv) to the extent not covered by clauses (i) through (iii) above, all proceeds of any or all of the foregoing. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Trust Property or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to the Depositor or the Trust from time to time with respect to any of the Trust Property.

               At any time and from time to time, the Depositor or any other Person may grant to the Trust additional Trust Property. Upon receipt of written directions from the Collateral Agent, the Trust shall accept or acquire such additional Trust Property for the common and equal use, benefit and security of all Certificateholders.

          {PRIVATE }     ISSUANCE AND TRANSFER OF CERTIFICATES OF BENEFICIAL

INTEREST{TC  \L 2 " ISSUANCE AND TRANSFER OF CERTIFICATES OF BENEFICIAL

INTEREST"}.


               The Company Trustee (in such capacity) acknowledges that the Trust has received the AGM Interest on the date hereof, duly transferred by the Depositor, and the Depositor is hereby issued a 100% Certificate of Beneficial Interest by the Trust and initially constitutes the sole beneficial owner of the Trust and the Resident Trustee is hereby authorized and directed to execute such Certificate of Beneficial Interest.

               Each Certificate of Beneficial Interest shall be executed by manual signature on behalf of the Resident Trustee by one of its Authorized Officers. Certificates of Beneficial Interest bearing the manual signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Resident Trustee shall bind the Trust, notwithstanding that such individual has ceased to be so authorized prior to the delivery of such Certificates of Beneficial Interest or does not hold such office at the date of such Certificates of Beneficial Interest. Each Certificate of Beneficial Interest shall be dated the date of its issuance.

               A Certificateholder shall be entitled to all rights provided to it under this Agreement, in the Business Trust Statute (to the extent not limited by this Agreement), and in its Certificate of Beneficial Interest, and shall be subject to the terms and conditions contained in this Agreement, in the Business Trust Statute (to the extent not limited by this Agreement) and in such Certificate of Beneficial Interest.

               The Resident Trustee shall cause to be kept at its Corporate Trust Office, in accordance with the provisions of Section 7.2 hereof, a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates of Beneficial Interest. Each registered Certificateholder and, until termination of the Snake Pledge Agreement, the Collateral Agent, shall have the right to inspect the Certificate Register, subject to such reasonable regulations as the Resident Trustee shall prescribe. The person listed as the owner of a Certificate of Beneficial Interest on the Certificate Register shall be treated as the owner of such Certificate of Beneficial Interest for all purposes of this Agreement.

               No Certificateholder shall have any right, power or authority to sell, assign, pledge, hypothecate or otherwise transfer its Certificate of Beneficial Interest except in compliance with the Valhi Entity Pledge Agreement or pursuant to a transfer to the Collateral Agent or the Secured Party in connection with an exercise of remedies under the Snake Pledge Agreement and/or the Valhi Entity Pledge Agreement, and each Certificate of Beneficial Interest shall bear a legend as set forth in the form of Certificate of Beneficial Interest attached hereto as Exhibit A.

               Each Certificate of Beneficial Interest shall bear a legend setting forth restrictions on transferability substantially as follows:

          "THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS."

               If (i) any mutilated Certificate of Beneficial Interest is surrendered to the Resident Trustee, or the Resident Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate of Beneficial Interest and (ii) there is delivered to the Resident Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of Actual Knowledge by the Resident Trustee that such Certificate of Beneficial Interest has been acquired by a bona fide purchaser, the Resident Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate of Beneficial Interest, a new Certificate of Beneficial Interest of like tenor and aggregate beneficial interest. In connection with the issuance of any new Certificate of Beneficial Interest under this Section 2.3(g), the Resident Trustee may require the payment by the applicable Certificate-holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Resident Trustee) connected therewith. Any new Certificate of Beneficial Interest issued pursuant to this
Section 2.3(g) shall constitute complete and indefeasible evidence of ownership of a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate of Beneficial Interest shall be found at any time.

          {PRIVATE }     PAYMENTS AND DISTRIBUTIONS{TC  \L 2 "   PAYMENTS AND

          DISTRIBUTIONS"}.


               All cash amounts held or received by the Trust with respect to the Trust Property shall be applied by the Resident Trustee on the applicable Distribution Date in the following order:

                    to the extent not otherwise paid, to pay all amounts (if any) then due and payable to the Resident Trustee, pursuant to Sections 7.1 and 7.3 of this Agreement;

                    if the Resident Trustee shall not have received a Snake Loan Default Notice, the Resident Trustee shall segregate an amount equal to the amount of interest due on the Snake River Loan Notes on the next day set for payment thereof, as specified from time to time by the Collateral Agent (or after receipt by the Resident Trustee of the Senior Note Payoff Notice, the Secured Party) in a notice or notices to the Resident Trustee, and on the due date of such interest payment, pay such amount to the Collateral Agent (or pursuant to payment instructions received by the Resident Agent from the Collateral Agent); provided that upon receipt by the Resident Trustee of the Senior Note Payoff Notice, the Resident Trustee will pay such amount to Secured Party;

                    to the extent not otherwise paid, to pay all operating and administrative expenses of the Trust for which the Resident Trustee has received invoices;

                    if the Resident Trustee shall not have received a Snake Loan Default Notice, all amounts remaining after payment (or segregation) of the amounts set forth in clauses (i) through (iii) above plus all amounts of interest on the amounts segregated under clause (ii) received by the Resident Trustee since the last distribution pursuant to this clause (iv), to the Certificateholders;

                    if the Resident Trustee shall have received a Snake Loan Default Notice, to the Collateral Agent (or after receipt by the Resident Trustee of the Senior Note Payoff Notice, to the Secured Party).

               All payments and distributions required to be made to the Certificateholders, the Collateral Agent (or pursuant to payment instructions given by the Collateral Agent to the Resident Trustee) or Secured Party pursuant to this Section 2.4 shall be made by wire transfer of immediately available funds as specified in written instructions from the Certificateholder, the Collateral Agent or Secured Party, as applicable.

               All cash payments to be made to the Trust shall be paid to the Resident Trustee and applied by the Resident Trustee as provided in subsection 2.4(a).

               Cash held by the Trust shall be invested from time to time by the Resident Trustee at the direction of the Company Trustee (subject to the provisions of Section 2.7(h)) and subject to the requirements of the Trust to make payments as set forth in Section 2.4(a) above, only in (i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within thirty (30) days from the date of investment; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within thirty (30) days from the date of investment and, at the time of acquisition thereof, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than thirty
(30) days from the date of investment and, at the time of acquisition thereof, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; and (iv) certificates of deposit or bankers' acceptances maturing within thirty (30) days from the date of investment issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $500,000,000.

          {PRIVATE }     TAX REPORTING{TC  \L 2 " TAX REPORTING"}.  If the Trust

is treated as a partnership for federal tax purposes, the Depositor shall serve as tax matters partner within the meaning of Section 6231(a)(7) of the Code for the Trust, and shall cause the Trust to file federal, state and local income tax returns and information statements as a partnership for each of its taxable years. Within a reasonable time after the end of each of the Trust's Fiscal Years, the Depositor shall cause the Trust to provide to each Certificateholder an Internal Revenue Service Schedule "K-1" or any successor schedule and supplemental information, if required by law, to enable each Certificateholder to file its income tax returns. The Depositor may from time to time make and revoke such tax elections as it deems necessary or desirable in its sole discretion to carry out the business of the Trust or the purposes of this Agreement.

          {PRIVATE }     FURTHER ASSURANCES{TC  \L 2 " FURTHER ASSURANCES"}.

The Certificateholders (and, after the receipt by the Resident Trustee of a Snake Loan Default Notice, the Collateral Agent, or, after receipt by the Resident Trustee of a Senior Note Payoff Notice, Secured Party) may direct in writing a Trustee to execute and deliver, and such Trustee shall execute and deliver, all such other instruments, documents or certificates and take all such other actions as the Certificateholders or the Collateral Agent, as applicable may deem necessary or advisable to give effect to the transactions contemplated hereby or by the Voting Rights Agreement or the other documents contemplated hereby, and the taking of any such action by a Trustee in the presence of (or upon the written or oral request of (if such oral request is promptly confirmed in writing)) a Certificateholder or the Collateral Agent or Secured Party, as applicable, or such person's counsel shall evidence, conclusively but not exclusively, the direction of such Certificateholder or the Collateral Agent or Secured Party, as the case may be; provided, however, the Resident Trustee shall not be required to take any such action if it shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in the Resident Trustee incurring personal liability or is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Resident Trustee is a party or is otherwise contrary to law.

          {PRIVATE }     DUTIES OF TRUSTEES{TC  \L 2 " DUTIES OF TRUSTEES"}


               Notwithstanding anything to the contrary contained in this
Section 2.7 or elsewhere in this Agreement, the Company Trustee shall not have any power or authority in respect of Section 2.4 or any power or authority to take any other actions hereunder which impair the ability of the Trust to receive payments in respect of the AGM Interest or to make the payments required by Section 2.4.

               Subject to the limitations provided in the Voting Rights Agreement, Sections 2.7(a), 2.7(h) and 2.8 and otherwise in this Agreement, until receipt by the Resident Trustee of a Snake River Loan Default Notice, the Company Trustee shall have full and exclusive power and authority to carry out the purposes of the Trust. An action taken by the Company Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust; in dealing with the Company Trustee acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Company Trustee and may rely conclusively on the power and authority of the Company Trustee as set forth in this Agreement. Without limiting the generality of the foregoing, the Company Trustee shall have full and exclusive power and authority:

                    subject to the terms of the Voting Rights Agreement, to manage and determine all of the business and affairs of the Trust, including, without limitation, making all decisions, not inconsistent with the terms of this Agreement and the Voting Rights Agreement, with respect to Trust Property;

                    to incur expenses which the Company Trustee reasonably deems necessary or incidental to carry out any of the purposes of this Agreement;

                    to execute all documents or instruments, perform all duties and exercise all powers, and do all things for and on behalf of the Trust which the Company Trustee deems necessary or incidental to the foregoing not inconsistent with the terms hereof or of the Voting Rights Agreement; and

                    until receipt by the Resident Trustee of a Voting Rights Notice or after any recision of all Voting Rights Notices), to exercise all Control Action (as defined in the Voting Rights Agreement) with respect to the AGM Interest held as part of the Trust Property. After receipt by the Resident Trustee of a Voting Rights Notice and until such Voting Rights Notice has been rescinded by notice given to the Resident Trustee by the Collateral Agent, the Company Trustee shall have no further right, power or authority to exercise Control Action on behalf of the Trust.

               Subject to the limitations provided in Sections 2.7(a), 2.7(h) and 2.8, and otherwise in this Agreement, the Company Trustee is authorized to execute on behalf of the Trust any documents which the Company Trustee has the power and authority to cause the Trust to execute pursuant to Section 2.7(b). The Company Trustee may, by power of attorney consistent with applicable law, delegate to any other Person its power for the purposes of signing any documents which the Company Trustee has power and authority to execute pursuant to this Agreement.

               A Trustee shall not have any right, power, duty or obligation to take or refrain from taking any action under or in connection with this Agreement, except as expressly required or permitted by the terms of this Agreement or as expressly directed in written instructions pursuant to Sections 2.6, 2.7(e), 2.7(f) or 2.7(h) hereof, and no implied powers, duties or obligations shall be read into this Agreement against or on the part of any Trustee. A Trustee shall not be required to take any action if such Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Trustee is party, or is otherwise contrary to law.

               No Trustee shall take any action contrary to (or fail to take any action if such failure would be contrary to) this Agreement, the Snake Pledge Agreement, the SPT Guaranty, the SPT Pledge Agreement, the Valhi Entity Pledge Agreement, the Voting Rights Agreement or any other document contemplated hereby or thereby to which the Trust is party, which the Trustee has Actual Knowledge (without any duty of inquiry), or has been advised by counsel, is in contravention of this paragraph (e).

               Subject to the limitations provided in the Voting Rights Agreement Sections 2.7(a), 2.7(h) and 2.8, and otherwise in this Agreement, the Resident Trustee will take such action or shall refrain from taking such action under this Agreement or any document to which the Trust is a party as it shall be directed by the Company Trustee pursuant to an express provision of this Agreement, which instruction shall be delivered by the Company Trustee in accordance with Section 8.4 hereof; provided that, upon receipt by the Resident Trustee of a Snake Loan Default Notice, (A) the Resident Trustee will take such action or shall refrain from taking such action under this Agreement or any document to which the Trust is a party as it shall be directed by the Collateral Agent or Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) pursuant to an express provision of this Agreement, which instruction shall be delivered by the Collateral Agent or Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) in accordance with Section 8.4 hereof and (B) notwithstanding anything to the contrary in this Agreement the Resident Trustee shall not take any direction with respect to this Agreement, the Trust or any document to which the Trust is a party from the Depositor, any Certificateholder (other than the Collateral Agent) or any other Person.

               If, in performing its duties under this Agreement, or any document to which it or the Trust is a party, the Resident Trustee determines that it requires or desires guidance regarding the application of any provision of this Agreement or any such document, then the Resident Trustee shall promptly deliver a notice to the Company Trustee (or if the Resident Trustee shall have received a Snake Loan Default Notice, to the Collateral Agent or Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee)) in accordance with Section 8.4 hereof requesting written instructions as to the course of action required by the Company Trustee or by the Collateral Agent or Secured Party after receipt by the Resident Trustee of a Snake Loan Default Notice, and any action taken by the Resident Trustee in reliance on such instruction shall be full and complete authorization and protection.

               Prior to the time that the Resident Trustee shall have received a Snake Loan Default Notice, the Company Trustee shall make any determination or decision required pursuant to this Section 2.7, and, at any time after the Resident Trustee shall have received a Snake Loan Default Notice, the Collateral Agent or Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) shall make any determination or decision required pursuant to this Section 2.7, as reflected in instructions to the Resident Trustee delivered in accordance with Section 8.4 hereof. If the Resident Trustee does not receive such instructions within 10 business days after it has delivered notice pursuant to Section 2.7(g) and in accordance with Section 8.4, or such shorter period of time set forth in such notice, it shall refrain from taking any action with respect to the matters described in such notice.

               The Resident Trustee shall furnish to the Certificateholders and the Collateral Agent, promptly upon receipt thereof, a duplicate or copy of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Resident Trustee and relating to the Trust, this Agreement or the other parties hereto; provided that the Resident Trustee need not forward documents to such Person if such Person originated the documents or furnished them to the Resident Trustee or is to receive any such documents from any Person other than the Resident Trustee according to an express provision hereof or under any document to which the Trust is a party.

               Notwithstanding anything to the contrary contained in this Agreement, the Resident Trustee shall not be required to take any such action if it shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in the Resident Trustee incurring personal liability or is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Resident Trustee is a party or is otherwise contrary to law. None of the Certificateholders, the Collateral Agent or Secured Party or the Company Trustee shall direct the Resident Trustee to take or refrain from taking any action contrary to this Agreement, or any document contemplated hereby to which the Trust is a party, nor shall the Resident Trustee be obligated to follow any such direction, if given, which the Resident Trustee has Actual Knowledge (without any duty of inquiry), or has been advised by counsel, is in contravention of this paragraph (j).

          {PRIVATE }     NO FILING{TC  \L 2 "     NO FILING"}.  NOTWITHSTANDING

ANYTHING TO THE CONTRARY CONTAINED HEREIN, ONLY THE RESIDENT TRUSTEE SHALL HAVE THE RIGHT, POWER, AUTHORITY OR AUTHORIZATION TO INSTITUTE PROCEEDINGS FOR ANY TRUSTEE (IN SUCH CAPACITY) OR THE TRUST TO BE ADJUDICATED BANKRUPT OR INSOLVENT OR SUBJECT TO RECEIVERSHIP, OR CONSENT TO THE INSTITUTION OF BANKRUPTCY OR INSOLVENCY OR RECEIVERSHIP PROCEEDINGS AGAINST ANY TRUSTEE (IN SUCH CAPACITY) OR THE TRUST, OR FILE A PETITION SEEKING, OR CONSENT TO REORGANIZATION OR RELIEF UNDER ANY APPLICABLE FEDERAL OR STATE LAW RELATING TO BANKRUPTCY OR RECEIVERSHIP, OR CONSENT TO THE APPOINTMENT OF A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, SEQUESTRATOR (OR OTHER SIMILAR OFFICIAL) OF ANY TRUSTEE (IN SUCH CAPACITY), THE TRUST OR A SUBSTANTIAL PART OF ITS PROPERTY, OR MAKE ANY ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR ADMIT IN WRITING ANY TRUSTEE'S (IN SUCH CAPACITY) OR THE TRUST'S INABILITY TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE, OR TAKE ACTION IN FURTHERANCE OF ANY SUCH ACTION (ANY SUCH ACTION BEING AN "INSOLVENCY ACTION"). TO THE FULLEST EXTENT PERMITTED BY LAW, WITHOUT THE EXPRESS WRITTEN CONSENT OF THE SECURED PARTY (SO LONG AS THE SPT PLEDGE AGREEMENT IS IN EFFECT), THE COLLATERAL AGENT (SO LONG AS THE SNAKE PLEDGE AGREEMENT IS IN EFFECT) AND THE CERTIFICATEHOLDERS, NO TRUSTEE SHALL HAVE THE RIGHT, POWER, AUTHORITY OR AUTHORIZATION TO TAKE AN INSOLVENCY ACTION; PROVIDED,

HOWEVER, NO PROVISION OF THIS AGREEMENT OR ANY CERTIFICATE OF BENEFICIAL

INTEREST OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT RELATING TO THE TRUST IS INTENDED TO, NOR SHALL ANY SUCH PROVISION, RESTRICT OR OTHERWISE AFFECT IN ANY WAY ANY RIGHT, POWER, AUTHORITY OR AUTHORIZATION OF WILMINGTON UNDER APPLICABLE LAW. BY ITS ACCEPTANCE OF ITS CERTIFICATE OF BENEFICIAL INTEREST, THE DEPOSITOR AND EACH CERTIFICATEHOLDER IS DEEMED TO IRREVOCABLY WAIVE ANY RIGHT OR INTEREST IT MAY HAVE UNDER THIS AGREEMENT, BY OPERATION OF LAW OR EQUITY, TO DIRECT OR OTHERWISE REQUIRE THE RESIDENT TRUSTEE TO INITIATE OR CONSENT TO ANY BANKRUPTCY, INSOLVENCY OR RECEIVERSHIP PROCEEDINGS OR SIMILAR ACTIONS AS DESCRIBED ABOVE AND RELEASES THE RESIDENT TRUSTEE FROM ANY DUTY AND ACKNOWLEDGES THAT THE RESIDENT TRUSTEE HAS NO DUTY (FIDUCIARY OR OTHERWISE) ARISING UNDER THIS AGREEMENT, BY OPERATION OF LAW OR EQUITY OR OTHERWISE, TO INITIATE, CONSENT TO, OR PARTICIPATE IN ANY SUCH PROCEEDING OR OTHERWISE TAKE ANY ACTION THAT WOULD CAUSE A DEFAULT UNDER THE NOTE PURCHASE AGREEMENTS, IT BEING EXPRESSLY UNDERSTOOD THAT ANY SUCH ACTION BY THE RESIDENT TRUSTEE SHALL BE UNDERTAKEN OR REFRAINED FROM, IN THE RESIDENT TRUSTEE'S SOLE AND ABSOLUTE DISCRETION (BUT ONLY WITH THE EXPRESS WRITTEN CONSENT OF THE COLLATERAL AGENT, SECURED PARTY AND THE CERTIFICATEHOLDERS), WITHOUT REGARD TO ANY RIGHTS OR INTERESTS THE CERTIFICATEHOLDER OR ANY OTHER PERSON MAY HAVE.

          {PRIVATE }     SITUS OF TRUST{TC  \L 2 "     SITUS OF TRUST"}.  The

principal office of the Trust will be at the principal office of the Resident Trustee within the State of Delaware.

          {PRIVATE }     TITLE TO TRUST PROPERTY; ACTION BY TRUSTEES{TC  \L 2 "

     TITLE TO TRUST PROPERTY; ACTION BY TRUSTEES"}.  (a) Until this Agreement terminates pursuant to Article VIII hereof, title to all of the Trust Property shall be vested in the Trust, provided, however, that if the laws of any jurisdiction in which Trust Property is located require that title to any part of such Trust Property be vested in a trustee of the Trust, then title to that part of the Trust Property shall be deemed to be vested in the Company Trustee or any co-trustee or separate trustees, as the case may be, appointed pursuant to Article VII of this Agreement.

          {PRIVATE }     ALLOCATIONS{TC  \L 2 "   ALLOCATIONS"}.  All items of

income, gain, loss, deduction and credit shall be allocated among the Certificateholders in accordance with their respective Percentage Interests.

          {PRIVATE }     DISTRIBUTIONS OF RIGHTS TO RETAINED AMOUNTS{TC  \L 2 "

     DISTRIBUTIONS OF RIGHTS TO RETAINED AMOUNTS"}.  Prior to the time that the

Resident Trustee shall have received a Snake Loan Default Notice, all rights to Retained Amounts (as defined in the Company Agreement) received in respect of the AGM Interest as Trust Property shall be deemed to have been distributed to the Certificateholders immediately upon receipt thereof by the Trust. After receipt by the Resident Trustee of a Snake Loan Default Notice, all rights to Retained Amounts received in respect of the AGM Interest as Trust Property shall be held by the Trust as Trust Property subject to the terms and conditions of this Agreement.

                                 {PRIVATE }
    AUTHORIZATION OF TRUSTEES; PLEDGE OF COLLATERAL{TC  \L 1 "
        AUTHORIZATION OF TRUSTEES; PLEDGE OF COLLATERAL"}

          {PRIVATE }     AUTHORIZATION OF TRUSTEE{TC  \L 2 "     AUTHORIZATION

OF TRUSTEE"}. (a)   Notwithstanding any provision in this Agreement to the

contrary, the Resident Trustee is hereby authorized and directed, without the consent or approval of or other action by any Person, to (i) execute and deliver on behalf of the Trust, the First Amendment to Company Agreement, the SPT Guaranty, the SPT Pledge Agreement, the Voting Rights Agreement, all UCC-1 financing statements requested by the Collateral Agent and the Certificate of Beneficial Interest furnished to the Trustee on the date hereof indicating the Depositor as the registered owner of 100% of the undivided beneficial interests in the Trust, (ii) perform all such agreements and the Company Agreement and
(iii) execute and file with the Secretary of State of the State of Delaware the Certificate of Trust of the Trust.

               Subject to the Voting Rights Agreement and Sections 2.7(a), 2.7(h), 2.8, the Company Trustee (not in its individual capacity but solely in its fiduciary capacity as trustee hereunder) is hereby (i) directed to take on behalf of the Trust all actions required to be taken by the Trust under each agreement to which the Trust is or becomes a party and (ii) subject to the terms of such agreements, authorized to take on behalf of the Trust all actions permitted to be taken by the Trust under each such agreement.
          {PRIVATE }     PLEDGE OF COLLATERAL{TC  \L 2 "    PLEDGE OF

COLLATERAL"}. (a)  Effective on the date the Trust is established (the

"EFFECTIVE DATE"), the Trust hereby confirms that it has granted to the Secured Party a first priority security interest in the Pledged Collateral (as defined in the SPT Pledge Agreement) as provided in the SPT Pledge Agreement and the Collateral described in the Indemnification Pledge Agreement, such first priority security interest being pari passu with the first priority security interest in favor of the LLC created by the Indemnification Pledge Agreement.
 The Trust acknowledges and consents to the assignment by the Secured Party to the Collateral Agent of all of the Secured Party's rights under the SPT Pledge Agreement and the Indemnification Pledge Agreement, including all rights in and to such Pledged Collateral.

               On the Effective Date, the Company Trustee on behalf of the Trust shall deliver or cause to be delivered the Pledged Collateral to the Collateral Agent, to have and to hold such Pledged Collateral and the properties, rights and privileges hereby contemplated and in which a security interest is granted or intended to be granted to the Secured Party and/or the Collateral Agent.

               Each Trustee shall give, execute, deliver, file and record any notice, instrument, document, agreement or other papers presented to it in execution form that may be necessary or desirable in the Collateral Agent's or Secured Party's reasonable discretion in order to enable the Collateral Agent and Secured Party (i) to preserve, perfect, substantiate or validate any security interest granted under the SPT Pledge Agreement or the Snake Pledge Agreement and (ii) to exercise and enforce the Collateral Agent's and Secured Party's rights and the rights of the Trust with respect to the related Pledged Collateral.

                                 {PRIVATE }
   REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR {TC  \L 1 "
        REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR "}
                     AND THE COMPANY TRUSTEE


          {PRIVATE }     SECURITIES LAW REPRESENTATIONS{TC  \L 2 "    SECURITIES

LAW REPRESENTATIONS"}.  By the execution of this Agreement, the Depositor represents that:

               It is acquiring the Certificate of Beneficial Interest for its own account and not with a view to the resale or distribution thereof.

               It is an "accredited investor" as defined in Rule 215 under the Securities Act of 1933, as amended.

               It understands and acknowledges that its Certificate of Beneficial Interest has not been registered for sale under any Federal or state securities law and must be held indefinitely unless subsequently registered or an exemption from such registration is available.

          {PRIVATE }     OTHER REPRESENTATIONS AND WARRANTIES{TC  \L 2 "   OTHER

REPRESENTATIONS AND WARRANTIES"}.  ASC Holdings, Inc. ("ASC"), in its capacity as the Depositor and as the Company Trustee, represents and warrants that:

               ASC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in all additional jurisdictions where such qualification is necessary under applicable law. ASC has the corporate power and authority to own the properties it purports to own and to execute and deliver this Agreement and to perform the provisions hereof.

               The execution and delivery by ASC of this Agreement and the performance by ASC of its obligations under this Agreement do not and will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any of the Trust Property under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which ASC is bound or by which ASC or the Trust Property may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to ASC or the Trust Property or
(iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to ASC or the Trust Property.

               Except as have been obtained, no consent, approval or authorization of, or registration, filing or declaration with, any governmental authority or any nongovernmental Person or entity, including, without limitation, any creditor, lessor or stockholder of ASC is required in connection with the execution, delivery or performance by ASC of this Agreement or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Agreement.

               This Agreement has been duly authorized by all necessary corporate action on the part of ASC, and this Agreement is the legal, valid and binding obligation of ASC, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, or general principles of equity.
               There are no actions, suits or proceedings (including, without limitation, arbitration and administrative proceedings) pending or, to the knowledge of ASC or any officer of ASC, threatened against or affecting ASC or the Trust Property in any court or before any arbitrator of any kind or before or by any governmental authority that, individually or in the aggregate, if determined adversely to ASC, could materially and adversely affect the ability of ASC to perform its obligations under this Agreement, and, to the best knowledge of ASC or any officer of ASC, there is no basis for any such action, suit or proceeding.

               ASC is not in default under any term of any agreement or instrument to which it is a party or by which it or the Trust Property is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation of any governmental authority which violation or default, individually or in the aggregate, could materially and adversely affect the ability of ASC to perform its obligations under this Agreement.

          (g) ASC, as the Depositor, has good and sufficient title to the Trust Property free and clear of all Liens other than Liens being released in connection with this Agreement.

          (h) Since January 3, 1997, the Company Agreement has not been amended, supplemented, restated or otherwise modified, and no violation of any provision thereof has been waived, except for the First Amendment to Company Agreement.
                                 {PRIVATE }
            REPRESENTATIONS AND WARRANTIES{TC  \L 1 "
                 REPRESENTATIONS AND WARRANTIES"}
                     OF THE RESIDENT TRUSTEE


          {PRIVATE }     WILMINGTON TRUST COMPANY{TC  \L 2 "     WILMINGTON

TRUST COMPANY"}.  Wilmington hereby represents and warrants that:


          {PRIVATE }     GOOD STANDING{TC  \L 3 " GOOD STANDING"}.  Wilmington

is a banking corporation organized under the laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorization, consents and approvals required under the laws of the State of Delaware to carry on its trust business as now conducted.

          {PRIVATE }     CORPORATE POWER{TC  \L 3 "    CORPORATE POWER"}.  The

execution, delivery and performance by Wilmington, in its individual capacity and in its capacity as Resident Trustee, of this Agreement and the execution on behalf of the Trust of the Certificates of Beneficial Interest by Wilmington, as Trustee pursuant to this Agreement, are within the corporate power of Wilmington, have been duly authorized by all necessary corporate action on the part of Wilmington (no action by its shareholders being required) and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on Wilmington or (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of Wilmington or of any material agreement, contract, mortgage or other instrument binding on Wilmington or (iii) result in the creation or imposition of any lien on the Trust Property, attributable to Wilmington which is not related to the administration of the Trust or the transactions pursuant to this Agreement or contemplated by this Agreement.

          {PRIVATE }     CONSENTS AND APPROVALS{TC  \L 3 "  CONSENTS AND

APPROVALS"}.  Other than such filing of a Certificate of Trust as has been or will be made, and the filing of a certificate of cancellation as described in
Section 8.5(c), no other consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law in connection with the execution, delivery and performance by Wilmington, in its individual capacity and in its capacity as Resident Trustee, of this Agreement or the execution on behalf of the Trust of the Certificates of Beneficial Interest by Wilmington, as Resident Trustee, pursuant to this Agreement or the consummation by Wilmington, as Resident Trustee, of the transactions contemplated hereby or thereby (except as may be required by Delaware securities laws).


                                 {PRIVATE }
    CERTAIN COVENANTS OF DEPOSITOR, OTHER OWNERS OF{TC  \L 1 "
         CERTAIN COVENANTS OF DEPOSITOR, OTHER OWNERS OF"}
        CERTIFICATES OF BENEFICIAL INTEREST, AND THE TRUST


          {PRIVATE }     TITLE TO TRUST PROPERTY{TC  \L 2 " TITLE TO TRUST

PROPERTY"}.  Each Certificateholder from time to time is deemed to acknowledge and agree by its acquisition of its Certificates of Beneficial Interest that
(i) the Trust owns the Trust Property and (ii) such Certificateholder shall refrain from taking any action contrary to such ownership by the Trust.

          {PRIVATE }     NOTIFICATION OF TRANSFER{TC  \L 2 "     NOTIFICATION OF

TRANSFER"}.  Immediately upon the sale or other transfer of any Trust Property to the Trust pursuant to this Agreement or any agreement to which the Trust may be or become a party, the Person effecting such sale will make any appropriate notations on its records to indicate that such Trust Property has been sold or transferred to the Trust pursuant to this Agreement.

          {PRIVATE }     INVESTMENT COMPANY{TC  \L 2 " INVESTMENT COMPANY"}.  No

Certificateholder shall take any action which would cause the Trust to become an investment company which would be required to register under the Investment Company Act of 1940.

          {PRIVATE }     LIABILITY OF CERTIFICATEHOLDERS{TC  \L 2 "   LIABILITY

OF CERTIFICATEHOLDERS"}.  Except as expressly provided in Sections 7.3(b) and

7.3(c), the liability of the Certificateholders shall be limited to the full extent provided by Section 3803 of the Business Trust Statute. Without limiting the generality of the foregoing, but subject to Sections 7.3(b) and 7.3(c), no recourse may be taken, directly or indirectly, against (i) any past, present or future Certificateholder, or (ii) any principal, partner, shareholder, officer, director, grantor, depositor, trustee, nominee, beneficiary, attorney-in-fact, agent or employee of any Certificateholder or any elected or appointed official of any of them, or against the assets of any of them, whether by virtue of any constitution, statute or rule of law, or by the enforcement or assessment of any penalty or otherwise, for any claim under or based on any agreement, certificate, document or instrument referred to herein or delivered pursuant hereto, or for any liabilities, obligations, fees, expenses, taxes or indemnity payments of the Trust; provided that this Section 6.4 shall not be construed as limiting or waiving in any manner the recourse liability of Valhi under the Snake River Loan Notes.

                                 {PRIVATE }
         CONCERNING THE TRUSTEES AND THE TRUST{TC  \L 1 "
             CONCERNING THE TRUSTEES AND THE TRUST"}


     {PRIVATE }     GENERAL MATTERS RELATING TO THE TRUSTEES; LIMITATION ON

OBLIGATIONS{TC  \L 2 "   GENERAL MATTERS RELATING TO THE TRUSTEES; LIMITATION ON

OBLIGATIONS"}.


               Subject to the terms of Section 7.3 of this Agreement, all moneys deposited with or received by any Trustee hereunder shall be held by it, in accordance with this Agreement, in trust as part of the Trust Property until distributed in accordance with Section 2.4 hereof.

               No Trustee, in its individual capacity or in its capacity as Trustee, shall be liable for any action taken by it in good faith in reliance upon any paper, order, instruction, signature, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document, prima facie properly executed, or for the disposition of any moneys pursuant to this Agreement; provided, however, that this provision shall not protect any Trustee against any liability to Certificateholders to which such Trustee would otherwise be subject by reason of such Trustee's bad faith, willful misconduct or gross negligence in the performance of its duties hereunder.

               No Trustee shall be liable, either in its individual capacity or in its capacity as Trustee, for performing any obligations or duties of the Trust under any agreement to which the Trust is a party. No Trustee shall be liable, either in its individual capacity or in its capacity as Trustee, with respect to any action taken or omitted to be taken by any other Trustee or by any co-trustee or separate trustee appointed hereunder.

               No Trustee shall be responsible, either in its individual capacity or its capacity as Trustee, for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for or in respect of the validity or sufficiency of the Certificates of Beneficial Interest (except, in the case of Wilmington, for the due execution thereof by Wilmington as Resident Trustee), and no Trustee, in its individual capacity or in its capacity as Trustee, shall assume or incur any liability, duty or obligation to ASC or to any other Certificateholder, other than as expressly provided for herein.

               Each Trustee shall promptly notify the Certificateholders and each other Trustee and, until termination of the SPT Pledge Agreement, the Secured Party, and, until termination of the Snake Pledge Agreement, the Collateral Agent of any legal action taken by any Person with respect to the Trust of which it has Actual Knowledge.

               Notwithstanding anything contained herein to the contrary, Wilmington, in its individual capacity and its capacity as Trustee, shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware;
(ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington; or
(iii) subject Wilmington to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation by Wilmington, in it individual capacity or as Trustee, or by the Trust, as the case may be, of the transactions contemplated hereby.
               Notwithstanding anything in this Agreement to the contrary, no Trustee shall have any obligation or duty, fiduciary or otherwise (and no such obligation or duty shall be read into this Agreement or implied with respect to or against any Trustee), to (i) initiate or otherwise participate in, or consent to, any bankruptcy, insolvency or other proceeding or adjudication of the Trust as described in Section 2.8 or (ii) otherwise take any action, or refrain from taking action, which action or failure to act, would cause a default under the Note Purchase Agreements or the Snake River Loan Notes.

          {PRIVATE }     BOOKS AND RECORDS{TC  \L 2 "  BOOKS AND RECORDS"}.

Each Trustee shall keep proper books of record and account of all transactions by it as Trustee under this Agreement at its Corporate Trust Office. The records shall include a record of the names and addresses of all Certificateholders. Such books and records shall be open to inspection by any Certificateholder, and, until termination of the Snake Pledge Agreement, the Collateral Agent, at all reasonable times during usual business hours of the applicable Trustee.

          {PRIVATE }     COMPENSATION AND INDEMNIFICATION OF TRUSTEE{TC  \L 2 "

     COMPENSATION AND INDEMNIFICATION OF TRUSTEE"}.


               The Company Trustee shall not be entitled to any compensation for service as trustee.

               As may be specified in the fee arrangements entered into with the Trust and/or ASC, Wilmington shall be entitled from the Trust and the Certificateholders, or from the Trust Property, to reasonable compensation for services as Resident Trustee and reimbursement for all reasonable out-of-pocket expenses, disbursements and advances incurred by it as Trustee in accordance with any of the provisions of this Agreement or any other agreement or instrument referred to or contemplated herein (including the reasonable compensation, reasonable expenses and reasonable disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance to the extent it arises from, or is incurred as a result of, the bad faith, gross negligence or willful misconduct of the Resident Trustee. The Resident Trustee shall notify each Certificateholder upon receipt by it of compensation from the Trust Property pursuant to the foregoing sentence of the amount of such compensation.

               To the fullest extent permitted by law, the Trust and the Certificateholders, jointly and severally, shall indemnify Wilmington and hold it harmless against any and all losses and liabilities, obligations, damages, penalties, taxes (excluding any taxes payable by Wilmington or the Resident Trustee on or measured by any compensation for services rendered by the Resident Trustee under this Agreement), claims, actions, suits or out-of-pocket expenses or costs of any kind and nature whatsoever incurred or arising out of or in connection with the acceptance or administration of this Trust, including the reasonable costs and out-of-pocket expenses of defending itself against any claim of liability relating thereto, except to the extent that the same is incurred as a result of, or arises out of, the bad faith, gross negligence or willful misconduct of the Resident Trustee.

          The obligations of the Trust and the Certificateholders to indemnify Wilmington, and Wilmington's right to be compensated and to be reimbursed for its reasonable out-of-pocket expenses, disbursements and advances pursuant to this Agreement, shall constitute additional obligations of the Trust hereunder and shall survive the termination of this Agreement pursuant to Section 8.5 hereof. Such additional obligations of the Trust shall be secured by a lien upon the Trust Property senior to any interest of the Certificateholders in the Trust Property.

               The Resident Trustee shall not be required to take or refrain from taking any action under this Agreement (other than giving of notices, as specified herein) or any agreement to which the Trust is a party unless the Resident Trustee shall have been indemnified by the Trust, in manner and form reasonably satisfactory to the Resident Trustee, against any liability, fee, cost or expense (including attorney's fees) which may be incurred or charged in connection therewith, except to the extent the same is incurred as a result of, or arises out of, the bad faith, gross negligence or willful misconduct of the Resident Trustee. The Resident Trustee shall not be required to take any action if it shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or of any document contemplated hereby to which the Resident Trustee is a party or otherwise contrary to law.

               Any amounts paid to the Resident Trustee pursuant to this Section
7.3 shall be deemed not to be part of the Trust Property immediately after such payment.
          {PRIVATE }     RESIGNATION, DISCHARGE OR REMOVAL OF TRUSTEES;

SUCCESSOR{TC  \L 2 "     RESIGNATION, DISCHARGE OR REMOVAL OF TRUSTEES;

SUCCESSOR"}.
               The Company Trustee shall not resign until receipt by the Resident Trustee of a Snake Loan Default Notice. The Resident Trustee and, after receipt by the Resident Trustee of a Snake Loan Default Notice, the Company Trustee, may resign and be discharged of the trust created by this Agreement by executing an instrument in writing and mailing a copy of a notice of resignation to the other Trustee and all Certificateholders then of record and, until termination of the SPT Pledge Agreement, to the Secured Party, and, until termination of the Snake Pledge Agreement, to the Collateral Agent, not less than sixty (60) days before the date specified in such instrument when, subject to Section 7.4(c) hereof, such resignation is to take effect, provided, however, that no resignation of the Resident Trustee shall be effective until a successor Resident Trustee shall have been appointed and accepted such appointment hereunder. Upon receiving such a notice of resignation of the Resident Trustee, the Certificateholders shall use their best efforts promptly to appoint a successor Resident Trustee in the manner, having the responsibilities and meeting the qualifications hereinafter provided by written instrument or instruments delivered pursuant to Section 8.4 to such resigning Resident Trustee and the successor Resident Trustee and the Company Trustee. Except as provided in subsection (b) of this Section 7.4, the appointment of any successor Resident Trustee shall be approved by all Certificateholders and, as long as the Snake Pledge Agreement is in effect, the Collateral Agent. The Certificateholders may remove the Company Trustee for any reason and appoint a successor Company Trustee by written instrument or instruments signed by all the Certificateholders and, as long as the Snake Pledge Agreement is in effect, the Collateral Agent (which consent will not be unreasonably withheld), and delivered to the Company Trustee, the Resident Trustee and the successor Company Trustee. Upon resignation of the Company Trustee, the Resident Trustee shall act as the Company Trustee hereunder.

               In case at any time the Resident Trustee shall resign and no successor Resident Trustee shall have been appointed within sixty (60) days after notice of such resignation has been filed and mailed as required by
Section 7.4(a), the resigning Resident Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Resident Trustee.
Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Resident Trustee.

               Any successor Trustee appointed hereunder shall promptly execute and deliver to the Certificateholders, the retiring Trustee and the other Trustees an instrument accepting such appointment hereunder, and the successor Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Trustee herein and shall be bound by all the terms and conditions of this Agreement. Upon the request of the successor Trustee, the retiring Trustee shall, upon payment to the retiring Trustee of all amounts to which it is entitled pursuant to this Agreement, execute and deliver an instrument transferring to the successor Trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor Trustee all of the Trust Property at the time held by it, if any, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to this Section 7.4 shall become effective upon such acceptance of appointment by the successor Trustee.

               Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be a successor Trustee under this Agreement without the execution, delivery or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the predecessor corporation may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding; provided that such corporation shall meet the qualifications set forth in Section 7.5 hereof.

               Upon the happening of any of the events described in this
Section 7.4 that requires an amendment to the Certificate of Trust under the Business Trust Statute, the successor Trustee shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State of the State of Delaware, in accordance with the provisions of Section 3810 of the Business Trust Statute.

          {PRIVATE }     QUALIFICATION OF THE RESIDENT TRUSTEE{TC  \L 2 "

     QUALIFICATION OF THE RESIDENT TRUSTEE"}.  The Resident Trustee shall at all times be a banking corporation or a banking association organized and doing business under the laws of the United States or any state thereof, having its principal place of business in the State of Delaware, having all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on a trust business and having at all times an aggregate capital, surplus, and undivided profits of not less than $100,000,000.

          {PRIVATE }     APPOINTMENT OF ADDITIONAL TRUSTEES{TC  \L 2 "

     APPOINTMENT OF ADDITIONAL TRUSTEES"}.  At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Company Trustee, by an instrument in writing, may appoint one or more individuals or corporations to act as separate trustees of all or any part of the Trust Property to the full extent that local law makes it necessary for such separate trustees to act alone.
          {PRIVATE }     NOT ACTING IN INDIVIDUAL CAPACITY{TC  \L 2 " NOT ACTING

IN INDIVIDUAL CAPACITY"}.  Except as otherwise expressly provided herein, in acting hereunder, each Trustee acts solely as Trustee of this Trust and not in its individual capacity and, except as so provided, all persons having any claim against any Trustee by reason of the transactions contemplated hereby shall look only to the Trust Property for payment or satisfaction thereof; provided, however, that the provisions of Article VII shall not protect any Trustee (in either capacity) against any liability to the Certificateholders to which it would otherwise be subject by reason of (i) such Trustee's bad faith, willful misconduct or gross negligence in the performance of its duties, (ii) the inaccuracy of any representation or warranty contained in Article V hereof expressly made by such Trustee or (iii) taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by such Trustee in connection with any of the transactions contemplated by this Agreement.


                                 {PRIVATE }
                     MISCELLANEOUS{TC  \L 1 "
                         MISCELLANEOUS"}


          {PRIVATE }     BENEFIT OF AGREEMENT{TC  \L 2 "    BENEFIT OF

AGREEMENT"}.  All the representations, warranties, covenants and agreements contained in this Agreement by or on behalf of ASC, the Certificateholders or any Trustee shall bind, and inure to the benefit of, their respective successors and permitted assigns. Each of the Secured Party and the Collateral Agent is an intended third-party beneficiary of this Agreement (including without limitation Sections 2.4, 2.8, 7.4(a), 8.3 and 8.5) and the provisions hereof are enforceable directly by the Collateral Agent until such time as the Resident Trustee shall have received the Senior Note Payoff Notice, and then by Secured Party until such time as the Snake River Loan Notes have been paid in full. Any provision hereof relating to the Collateral Agent shall cease to be applicable following receipt by the Resident Trustee of the Senior Note Payoff Notice from the Collateral Agent and any provision relating to Secured Party shall cease to be applicable following receipt by the Resident Trustee of a notice from Secured Party stating that the Snake River Loan Notes and all obligations in respect thereof have been paid in full.

          {PRIVATE }     SEVERABILITY{TC  \L 2 "  SEVERABILITY"}.  If any one or

more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates of Beneficial Interest or the rights of the Trustees or Certificateholders or of the Secured Party or of the Collateral Agent.

          {PRIVATE }     AMENDMENTS AND WAIVERS{TC  \L 2 "  AMENDMENTS AND

WAIVERS"}. Except as otherwise expressly provided herein, this Agreement may be amended and compliance with any provision hereof may be waived by the Trustees or the Certificateholders only if such amendment or waiver is consented to in writing by all Certificateholders and (i) prior to receipt by Resident Trustee of a Senior Note Payoff Notice, the Collateral Agent and (ii) thereafter, until such time as the Snake River Loan Notes have been paid in full, the Secured Party; provided, however, that no amendment shall alter the responsibilities, liabilities, rights, compensation, indemnities or exculpations of any Trustee without the prior written consent of the Trustee affected thereby. In addition to the consents required by this Section, any amendment to any provision which would adversely affect any indemnified Person shall require the consent of such indemnified Person.
          {PRIVATE }     NOTICES{TC  \L 2 "  NOTICES"}.  Any notice, demand,

consent, direction or instruction to be given to the Resident Trustee under this Agreement shall be in writing and shall be duly given if mailed or delivered to the Trustee at: Wilmington Trust Company, Trustee for Amalgamated Collateral Trust, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; or such other address as shall be specified by the Resident Trustee in a notice to the Certificateholders given in accordance with this Section.

          Any notice, demand, direction or instruction to be given to the Company Trustee or the Depositor under this Agreement shall be in writing and shall be duly given if mailed or delivered to it at c/o Valhi, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697.

          Any notice or other communication to be given to Certificateholders (other than ASC) under this Agreement shall be in writing and shall be duly given if mailed or delivered to each Certificateholder at the time such notice or other communication is given at the address for such Certificateholder contained in the records maintained by the Resident Trustee pursuant to Section
7.2 hereof. If mailed, any notice or other communication shall be effective 72 hours after being deposited in the United States mail, first class postage prepaid.

          {PRIVATE }     TERMINATION OF THIS AGREEMENT: NO POWER TO REVOKE OR

WITHDRAW TRUST PROPERTY{TC  \L 2 " TERMINATION OF THIS AGREEMENT\: NO POWER TO

REVOKE OR WITHDRAW TRUST PROPERTY"}.


               The Trust shall be terminated in accordance with this Section 8.5 immediately after the earlier to occur of (i) a sale or liquidation by the Trust of all or substantially all of the Trust Property or (ii) the election of any Certificateholder to dissolve and terminate the Trust, which election shall be made in a notice given in accordance with Section 8.4 to the Resident Trustee, the Company Trustee, each other Certificateholder, and until termination of the SPT Pledge Agreement, the Secured Party, and until termination of the Snake Pledge Agreement, the Collateral Agent; provided that, prior to receipt by the

Resident Trustee of a Senior Note Payoff Notice, the Trust shall not be terminated without the prior written consent of the Collateral Agent. Upon any such event, a liquidator designated by the Certificateholders shall, to the extent directed by the Certificateholders, and subject to the requirements in
Section 3808(e) of the Business Trust Statute, proceed with reasonable promptness to liquidate the Trust's assets, terminate its business, establish such reserves in such amounts and for such periods as the liquidator shall reasonably determine to be required to pay all liabilities of the Trust (whether actual, asserted or determined by the liquidator to be reasonably likely of assertion) and distribute the remaining proceeds of such liquidation to the Certificateholders in accordance with Section 2.4. Liquidating distributions shall be made in cash or in kind, as directed by the Certificateholders.

               Except as expressly provided in Section 8.5(a) hereof, neither ASC nor any other Certificateholder shall be entitled to revoke the Trust established hereunder.

               Upon the winding up of the Trust and its termination, the Resident Trustee, upon the direction of the liquidator, shall cause the Certificate of Trust of the Trust to be canceled by filing a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute. Such certificate may be signed by the Resident Trustee and shall not require the signature of any other Trustee.

          {PRIVATE }     NATURE OF INTEREST IN TRUST PROPERTY{TC  \L 2 "

     NATURE OF INTEREST IN TRUST PROPERTY"}.  Neither ASC nor any other

Certificateholder shall have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any right, title or interest in the Trust of any Certificateholder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

          {PRIVATE }     GOVERNING LAW{TC  \L 2 " GOVERNING LAW"}.  THIS

AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES), AND ALL LAWS OR RULES OF CONSTRUCTION OF SUCH STATE SHALL GOVERN THE RIGHTS OF THE PARTIES TO THIS AGREEMENT AND THE INTERPRETATION OF THE PROVISIONS OF THIS AGREEMENT.

          {PRIVATE }     COUNTERPARTS{TC  \L 2 "  COUNTERPARTS"}.  This

Agreement may be executed and delivered in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument.

          {PRIVATE }     LIMITATIONS ON RIGHTS OF OTHERS{TC  \L 2 "

     LIMITATIONS ON RIGHTS OF OTHERS"}.  Except as provided in Sections 2.2(b),

2.4(a), 2.8, 3.2(c), 7.1(e), 7.3, 7.4(a), 8.2, 8.3, 8.5(a) and 8.11, nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the Trustees and the Certificateholders any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein; provided that each of the Secured Party and the Collateral Agent is a third-party beneficiary of this Agreement as set forth in Section 8.1.

          {PRIVATE }     REFERENCES TO SECTIONS{TC  \L 2 "  REFERENCES TO

SECTIONS"}.  References to sections used herein shall refer to sections of this

Agreement unless otherwise specified herein.
          {PRIVATE }     MERGER AND CONSOLIDATION{TC  \L 2 "     MERGER AND

CONSOLIDATION"}.  No merger or consolidation or conversion of the Trust with or into any other business trust, common-law trust, corporation, partnership (general or limited), unincorporated business or other Person may be effected, and no agreement of merger or consolidation or conversion may be entered into by the Trust, unless and until such merger or consolidation or conversion and such agreement is approved in writing by the Secured Party and the Collateral Agent. Each of the Secured Party and the Collateral Agent is an intended third-party beneficiary of the provisions contained in this Section.

          {PRIVATE }     OPERATION OF THE TRUST{TC  \L 2 "  OPERATION OF THE

TRUST"}.  The Company Trustee will, and will cause the Trust to, at all times,

(i) keep all records of the Trust in a form separate from the records of the Depositor, (ii) prepare and maintain, separate from the Depositor, all financial statements, accounting records and tax documents required of a Delaware business trust, (iii) keep the Trust's administrative activities separate from the Depositor's (including using stationery that does not resemble that of the Depositor), (iv) maintain bank accounts of the Trust in the name of the Trust, and separate in all respects from those of the Depositor.



          [Remainder of page intentionally left blank.]
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.




                              ASC HOLDINGS, INC., as Depositor and Company
                              Trustee


                              By:

                              Name:

                              Title:




                              WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Resident Trustee


                              By:

                              Name:

                              Title:
                                                         EXHIBIT A


            FORM OF CERTIFICATE OF BENEFICIAL INTEREST


THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE SHALL NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE AGREEMENT (AS DEFINED BELOW).

                CERTIFICATE OF BENEFICIAL INTEREST

                   AMALGAMATED COLLATERAL TRUST


          THIS CERTIFIES THAT ____________________ (the "OWNER") is the registered owner of a _____% undivided beneficial interest in the Amalgamated Collateral Trust existing under the laws of the State of Delaware pursuant to the Deposit Trust Agreement dated as of May 14, 1997 (as amended from time to time, the "AGREEMENT"; the terms herein are used as therein defined), between Wilmington Trust Company and the other Trustee named therein, not in their individual capacities but solely in their capacities as trustees under the Agreement (the "TRUSTEES"), and ASC referred to therein. Wilmington Trust Company, not in its individual capacity but solely as Trustee, has executed this Certificate of Beneficial Interest by one of its duly authorized signatories as set forth below.

          This Certificate of Beneficial Interest is one of the Certificates of Beneficial Interest referred to in the Agreement and is issued under and is subject to the terms, provisions and conditions of the Agreement to which the owner of this Certificate of Beneficial Interest by virtue of the acceptance hereof agrees and by which the owner hereof is bound. Reference is hereby made to the Agreement for a statement of the rights of the owner of this Certificate of Beneficial Interest, as well as for a statement of the terms and conditions of the Trust created by the Agreement.


          IN WITNESS WHEREOF, Wilmington Trust Company, not in its individual capacity but solely as Trustee, has caused this Certificate of Beneficial Interest to be executed as of the date hereof by one of its Authorized Officers, by his or her manual signature. This Certificate of Beneficial Interest shall not be valid or enforceable for any purpose until it shall have been so signed by an Authorized Officer of Wilmington Trust Company.

Dated: ________________, ____


                         AMALGAMATED COLLATERAL TRUST

                         By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee

                              By:
                                   Name:
                                   Title:
                                                         EXHIBIT B


                   FORM OF ASSIGNEE'S AGREEMENT

                                                       [DATE]

Dear Sirs:

          We refer to the Deposit Trust Agreement, dated as of May 14, 1997 (as amended from time to time, the "DEPOSIT TRUST AGREEMENT"), between ASC referred to therein, Wilmington Trust Company, a Delaware banking corporation, as trustee and the other trustee named therein (each a "TRUSTEE") of Amalgamated Collateral Trust, a Delaware business trust (the "TRUST") formed pursuant to the Deposit Trust Agreement.

          1. We understand that our Certificates of Beneficial Interest are not being registered under the Securities Act of 1933, as amended (the "1933 ACT") or any state securities laws and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and applicable state securities laws.

          2. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in our Certificates of Beneficial Interest, and we are able to bear the economic risk of investment in our Certificates of Beneficial Interest.

          3. We are acquiring our Certificates of Beneficial Interest for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of our Certificates of Beneficial Interest.
          4. We understand that each of our Certificates of Beneficial Interest bears a legend to substantially the following effect:

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE SHALL NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE AGREEMENT (AS DEFINED BELOW).


          5. We hereby further agree to be bound by all the terms and conditions of our Certificates of Beneficial Interest and the obligations of an owner of a Certificate of Beneficial Interest under the Deposit Trust Agreement.

                              Very truly yours,

                              Name of Purchaser


                              By:    __________________________
                                     Name:
                                     Title:


Accepted as of _______________, ____

AMALGAMATED COLLATERAL TRUST

By:  WILMINGTON TRUST COMPANY,
     not in its individual capacity
     but solely as Trustee

     By:
     Name:
     Title:















                              ASC HOLDINGS, INC.,
                         DEPOSITOR AND COMPANY TRUSTEE


                                      AND


                           WILMINGTON TRUST COMPANY,
                                RESIDENT TRUSTEE


                            DEPOSIT TRUST AGREEMENT

                                       OF

                          AMALGAMATED COLLATERAL TRUST

                            DATED AS OF MAY 14, 1997







                        TABLE OF CONTENTS



     ARTICLE I
                           DEFINITIONS ........................  2
     1.1   DEFINITIONS.........................................  2


     ARTICLE II
             DECLARATION OF BUSINESS TRUST; ISSUANCE
            AND TRANSFER OF CERTIFICATES OF BENEFICIAL
             INTEREST; DUTIES OF TRUSTEES; NO FILING ..........  5
     2.1   Declaration of Business Trust.......................  5

     2.2   Transfer of Trust Property to the Trust.............  6

     2.3   ISSUANCE AND TRANSFER OF CERTIFICATES OF BENEFICIAL INTEREST

           7
     2.4   PAYMENTS AND DISTRIBUTIONS..........................  9

     2.5   TAX REPORTING....................................... 10

     2.6   FURTHER ASSURANCES.................................. 10

     2.7   DUTIES OF TRUSTEES.................................. 11

     2.8   No Filing........................................... 14

     2.9   Situs of Trust...................................... 15

     2.10  Title to Trust Property; Action by Trustees......... 15

     2.11  Allocations......................................... 15

     2.12  Distributions of Rights to Retained Amounts......... 15
     ARTICLE III
         AUTHORIZATION OF TRUSTEES; PLEDGE OF COLLATERAL ...... 16
     3.1   AUTHORIZATION OF TRUSTEE............................ 16

     3.2   PLEDGE OF COLLATERAL................................ 16


     ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR
                     AND THE COMPANY TRUSTEE .................. 17
     4.1   SECURITIES LAW REPRESENTATIONS...................... 17

     4.2   OTHER REPRESENTATIONS AND WARRANTIES................ 17


     ARTICLE V
                  REPRESENTATIONS AND WARRANTIES
                     OF THE RESIDENT TRUSTEE .................. 19
     5.1   WILMINGTON TRUST COMPANY............................ 19


     ARTICLE VI
          CERTAIN COVENANTS OF DEPOSITOR, OTHER OWNERS OF
        CERTIFICATES OF BENEFICIAL INTEREST, AND THE TRUST..... 20
     6.1   TITLE TO TRUST PROPERTY............................. 20

     6.2   NOTIFICATION OF TRANSFER............................ 20

     6.3   INVESTMENT COMPANY.................................. 20

     6.4   LIABILITY OF CERTIFICATEHOLDERS..................... 20


     ARTICLE VII
              CONCERNING THE TRUSTEES AND THE TRUST ........... 21
     7.1   GENERAL MATTERS RELATING TO THE TRUSTEES; LIMITATION ON

           OBLIGATIONS......................................... 21

     7.2   BOOKS AND RECORDS................................... 22

     7.3   COMPENSATION AND INDEMNIFICATION OF TRUSTEE......... 22

     7.4   Resignation, Discharge or Removal of Trustees; Successor    24

     7.5   QUALIFICATION OF THE RESIDENT TRUSTEE............... 25

     7.6   APPOINTMENT OF ADDITIONAL TRUSTEES.................. 25

     7.7   NOT ACTING IN INDIVIDUAL CAPACITY................... 26


     ARTICLE VIII
                          MISCELLANEOUS ....................... 26
     8.1   BENEFIT OF AGREEMENT................................ 26

     8.2   SEVERABILITY........................................ 26

     8.3   AMENDMENTS AND WAIVERS.............................. 27

     8.4   Notices............................................. 27

     8.5   TERMINATION OF THIS AGREEMENT: NO POWER TO REVOKE OR WITHDRAW

           TRUST PROPERTY...................................... 28

     8.6   NATURE OF INTEREST IN TRUST PROPERTY................ 28

     8.7   GOVERNING LAW....................................... 28

     8.8   COUNTERPARTS........................................ 29

     8.9   LIMITATIONS ON RIGHTS OF OTHERS..................... 29

     8.10  REFERENCES TO SECTIONS.............................. 29
     8.11  MERGER AND CONSOLIDATION............................ 29

     8.12  OPERATION OF THE TRUST.............................. 29




                             EXHIBITS


Form of Certificate of Beneficial Interest                       A

Form of Transferee Letter                                        B